AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 2016

                                                    1933 Act File No. 333-208691

================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14


                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.
                          POST-EFFECTIVE AMENDMENT NO. 1                     /X/

                                 GALLERY TRUST
               (Exact Name of Registrant as Specified in Charter)

                            One Freedom Valley Drive
                           Oaks, Pennsylvania, 19456
               (Address of Principal Executive Offices, Zip Code)

                                 1-800-932-7781
                        (Registrant's Telephone Number)

                                Michael Beattie
                              c/o SEI Corporation
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                    Copy to:

Sean Graber, Esquire                               Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP                        c/o SEI Investments
1701 Market Street                                 One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                   Oaks, Pennsylvania 19456

Title of Securities being Registered: Shares of the Mondrian International Equity Fund.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

                            DELAWARE POOLED(R) TRUST
                               2005 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103
                                 (800) 523-1918

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     OF THE INTERNATIONAL EQUITY PORTFOLIO
                         TO BE HELD ON MARCH 11, 2016

          A special meeting (the "Meeting") of the shareholders of The International Equity Portfolio (the "Target Fund"), a series of Delaware Pooled(R) Trust (the "Target Trust") will be held on March 11, 2016 at 3:00 p.m., at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 to vote on the following proposal (the "Proposal"), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

PROPOSAL:      TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE
               TARGET FUND AND THE MONDRIAN INTERNATIONAL EQUITY FUND (THE
               "ACQUIRING FUND") A NEWLY CREATED SERIES OF GALLERY TRUST (THE
               "ACQUIRING TRUST"), PROVIDING FOR: (A) THE ACQUISITION OF ALL OF
               THE ASSETS AND ASSUMPTION OF ALL OF THE LIABILITIES OF THE TARGET
               FUND BY THE ACQUIRING FUND IN EXCHANGE FOR SHARES OF THE
               ACQUIRING FUND; (B) THE DISTRIBUTION OF SUCH SHARES TO THE
               SHAREHOLDERS OF THE TARGET FUND; AND (C) THE LIQUIDATION AND
               TERMINATION OF THE TARGET FUND (THE "REORGANIZATION").


          Target Fund shareholders of record as of the close of business on December 31, 2015, are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting. The Proposal will be effected only if the Target Fund's shareholders approve the Proposal. If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned to permit further solicitations of proxies.

          The Board of Trustees of the Target Trust (the "Target Fund Board") requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card.

          THE TARGET FUND BOARD RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE PROPOSAL AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS.

          If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned.

          Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and voting in person.

                                  By order of the Board of Trustees,

                                  /s/ Shawn K. Lytle

                                  Shawn K. Lytle
                                  President, Chief Executive Officer and Trustee

                                  February 1, 2016

THE INTERNATIONAL EQUITY PORTFOLIO,          MONDRIAN INTERNATIONAL EQUITY FUND,
          A SERIES OF                                  A SERIES OF
   DELAWARE POOLED(R) TRUST                           GALLERY TRUST
      2005 MARKET STREET                         ONE FREEDOM VALLEY DRIVE
PHILADELPHIA, PENNSYLVANIA 19103                 OAKS, PENNSYLVANIA 19456
        (800) 523-1918                               (800) 932-7781


                           PROXY STATEMENT/PROSPECTUS
                                FEBRUARY 1, 2016

INTRODUCTION

          This Proxy Statement/Prospectus contains information that shareholders of The International Equity Portfolio (the "Target Fund"), a series of Delaware Pooled(R) Trust (the "Target Trust"), should know before voting on the proposed reorganization that is described herein, and should be retained for future reference. This document is both the proxy statement of the Target Fund and also a prospectus for the Mondrian International Equity Fund (the "Acquiring Fund," and, together with the Target Fund, the "Funds"), a newly created series of Gallery Trust (the "Acquiring Trust"). The Target Fund and the Acquiring Fund are each a series of separate registered open-end management investment companies.

          A special meeting of the shareholders of the Target Fund (the "Meeting") will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on March 11, 2016 at 3:00 p.m. At the Meeting, shareholders of the Target Fund will be asked to consider the following proposal (the "Proposal"), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:


PROPOSAL:   TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION (THE "AGREEMENT")
            BETWEEN THE TARGET FUND AND THE ACQUIRING FUND, PROVIDING FOR:
            (a) THE ACQUISITION OF ALL OF THE ASSETS AND ASSUMPTION OF ALL OF
            THE LIABILITIES OF THE TARGET FUND BY THE ACQUIRING FUND IN
            EXCHANGE FOR SHARES OF THE ACQUIRING FUND; (b) THE DISTRIBUTION
            OF SUCH SHARES TO THE SHAREHOLDERS OF THE TARGET FUND; AND (c)
            THE LIQUIDATION AND TERMINATION OF THE TARGET FUND (THE
            "REORGANIZATION").

          The total dollar value of the Acquiring Fund shares that shareholders will receive in the Reorganization will be the same as the total dollar value of the shares of the Target Fund that shareholders hold immediately prior to the Reorganization. The Reorganization is anticipated to be a tax-free transaction, meaning that shareholders are not expected to be required to pay any federal income tax in connection with the Reorganization. For more detailed information about the federal income tax consequences of the Reorganization, please refer to the section titled "Federal Income Tax Considerations" below.

          The Board of Trustees of the Target Fund (the "Target Fund Board") has fixed the close of business on December 31, 2015 as the record date ("Record Date") for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about February 8, 2016, to all shareholders eligible to vote on the Proposal.

          The Target Fund Board has approved the Agreement and has determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. Accordingly, the Target Fund Board recommends that shareholders of the Target Fund vote "FOR" the Proposal. If shareholders of the Target Fund do not approve the Proposal, the Target Fund Board will consider what further action is appropriate for the Target Fund.

          Additional information about the Funds is available in the following:

     1. Prospectus dated February 27, 2015 for the Target Fund ("Target Fund Prospectus");

     2.   Supplement dated December 11, 2015 to the Target Fund Prospectus;

     3. Statement of Additional Information dated February 27, 2015 for the Target Fund ("Target Fund SAI");

     4.   Supplement dated April 8, 2015 to the Target Fund SAI;

     5.   Supplement dated April 22, 2015 to the Target Fund SAI;

     6. Prospectus dated January 27, 2016 for the Acquiring Fund ("Acquiring Fund Prospectus");

     7. Statement of Additional Information dated January 27, 2016 for the Acquiring Fund ("Acquiring Fund SAI"); and

     8. The audited financial statements and related report of the independent public accounting firm included in the Target Fund Annual Report to Shareholders for the fiscal year ended October 31, 2015 ("Target Fund Annual Report").

          The financial highlights for the Target Fund contained in the Target Fund Annual Report are included in this Proxy Statement/Prospectus as Exhibit C.

          These documents are on file with the Securities and Exchange Commission (the "SEC"). The Target Fund Prospectus is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. A copy of the Acquiring Fund Prospectus accompanies this Proxy Statement/Prospectus and is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Fund Prospectus, Target Fund SAI and Target Fund Annual Report are available on the Target Fund's website at delawareinvestments.com/institutional/literature. Copies of these documents are also available at no cost by calling 800-231-8002 or by sending an e-mail request to CSSUPPORTTEAM@DELINVEST.COM. Copies of the Acquiring Fund SAI are available at no charge by writing to the Acquiring Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 888-832-4386.

          You also may view or obtain these documents from the SEC's Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549-1520, or from the SEC's website at www.sec.gov.

Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS.

                               TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
SUMMARY OF KEY INFORMATION ...............................................     6
  Why are you sending me the Proxy Statement/Prospectus? .................     6
  On what am I being asked to vote? ......................................     6
  What are the reasons for the proposed Reorganization? ..................     6
  Has my Fund's Board of Trustees approved the Reorganization? ...........     6
  What effect will the Reorganization have on me as a shareholder? .......     7
  How do the Funds' investment objectives, principal investment
    strategies and principal risks compare? ..............................     7
  How do the Funds' expenses compare? ....................................     7
  How do the performance records of the Funds compare? ...................     9
  How do the investment advisers and distributors of the Funds compare? ..    10
  How do the Funds' other service providers compare? .....................    10
  How do the Funds' purchase and redemption procedures and exchange
    policies compare? ....................................................    11
  How do the Funds' sales charges and distribution arrangements compare? . 11 Will the Acquiring Fund have different portfolio managers than the
    Target Fund? .........................................................    11
  Will there be any tax consequences resulting from the Reorganization? ..    11
  Will my dividends be affected by the Reorganization? ...................    12
  Who will pay the costs of the Reorganization? ..........................    12
  When is the Reorganization expected to occur? ..........................    12
  How do I vote on the Reorganization? ...................................    12
  What will happen if shareholders of the Target Fund do not approve
    the Reorganization? ..................................................    12
  What if I do not wish to participate in the Reorganization? ............    12
  Where can I find more information about the Funds and the
    Reorganization? ......................................................    13
ADDITIONAL INFORMATION ABOUT THE FUNDS ...................................    13
  Comparison of Principal Investment Strategies ..........................    13
  Comparison of Principal Risks of Investing in the Funds ................    15
  Comparison of Fundamental and Non-Fundamental Investment Restrictions ..    18
  Comparison of Shareholder Rights .......................................    22
THE PROPOSED REORGANIZATION ..............................................    24
  Summary of Agreement and Plan of Reorganization ........................    24
  Board Considerations in Approving the Reorganization ...................    25
  Federal Income Tax Considerations ......................................    26
  Costs of the Reorganization ............................................    28
VOTING INFORMATION .......................................................    28
  Proxy Statement/Prospectus .............................................    28
  Quorum Requirement and Adjournment .....................................    29
  Vote Necessary to Approve the Proposal .................................    29
  Proxy Solicitation .....................................................    29
  Share Ownership by Large Shareholders, Management and Trustees .........    30
OTHER MATTERS ............................................................    30
  Capitalization .........................................................    30
  Dissenters' Rights .....................................................    31
  Shareholder Proposals ..................................................    31

EXHIBITS
EXHIBIT A Ownership of the Target Fund ....................................  A-1
EXHIBIT B Form of Agreement and Plan of Reorganization ....................  B-1
EXHIBIT C Financial Highlights ............................................  C-1


          NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS REGARDING THE
REORGANIZATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS OR RELATED SOLICITATION MATERIALS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR
REPRESENTATIONS.

                           SUMMARY OF KEY INFORMATION

          The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Agreement, and/or in the prospectuses and SAIs of the Funds. Shareholders should read the entire Proxy Statement/Prospectus, the Acquiring Fund Prospectus (which accompanies this Proxy Statement/Prospectus), the Target Fund Prospectus, the Acquiring Fund SAI, and the Target Fund SAI carefully for more complete information.

WHY ARE YOU SENDING ME THE PROXY STATEMENT/PROSPECTUS?

          You are receiving this Proxy Statement/Prospectus because you own shares in the Target Fund as of the Record Date and have the right to vote on the very important proposal described herein concerning the Target Fund. This Proxy Statement/Prospectus contains information that shareholders of the Target Fund should know before voting on the Proposal. This document is both a proxy statement of the Target Fund and also a prospectus for the Acquiring Fund.

ON WHAT AM I BEING ASKED TO VOTE?

          You are being asked to approve transitioning the Target Fund to a new fund family. Specifically, as a Target Fund shareholder, you are being asked to vote on the approval of the Agreement providing for the Reorganization of the Target Fund. The Agreement provides for the: (i) acquisition by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the property, assets and goodwill of the Target Fund, in exchange solely for shares of the Acquiring Fund; (ii) the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund; (iii) the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iv) the dissolution of the Target Fund as soon as practicable after the Reorganization. As a result of the Reorganization (if approved by shareholders), a Target Fund shareholder will become a shareholder of the Acquiring Fund and shareholders of the Target Fund will receive shares in the Acquiring Fund having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the Reorganization.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?

          The proposed Reorganization would enable Mondrian Investment Partners Limited ("Mondrian"), the investment sub-adviser of the Target Fund and the investment adviser of the Acquiring Fund, to serve as the sole investment adviser with respect to the assets that you have invested in the Target Fund, by transferring such assets to the Acquiring Fund. The proposed Reorganization would, in turn, result in a reduction in management fees and provide Mondrian with the opportunity to create future economies of scale that could benefit shareholders if certain fixed costs can be spread across a larger asset base.

          In considering the Reorganization and the Agreement, the Target Fund Board considered these and other factors in concluding that the Reorganization would be in the best interest of the Target Fund and its shareholders. The Target Fund Board's considerations are described in more detail in the "THE PROPOSED REORGANIZATION -- Board Considerations in Approving the Reorganization" section below.

HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE REORGANIZATION?

          Yes. The Target Fund Board has carefully reviewed the Proposal and unanimously approved the Agreement and the Reorganization. THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE TARGET FUND VOTE "FOR" THE PROPOSAL.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON ME AS A SHAREHOLDER?

          Immediately after the Reorganization, you will hold shares of the Acquiring Fund having a total dollar value equal to the dollar value of the shares of the Target Fund that you held immediately prior to the closing of the Reorganization. The principal differences between the Target Fund and the Acquiring Fund are described in this Proxy Statement/Prospectus. The Acquiring Fund Prospectus that accompanies this Proxy Statement/Prospectus contains additional information about the Acquiring Fund.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS COMPARE?

          The Acquiring Fund and the Target Fund have substantially the same investment objective, as described below. Each Fund's investment objective is classified as non-fundamental, which means that the Target Fund's investment objective can be changed by the Target Fund Board without shareholder approval, and the Acquiring Fund's investment objective can be changed by the Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board") without shareholder approval.

INVESTMENT OBJECTIVES

          TARGET FUND                                 ACQUIRING FUND
The Target Fund seeks maximum                The Acquiring Fund seeks long-term
long-term total return.                      total return.

          The principal investment strategies of the Acquiring Fund are substantially similar to the principal investment strategies of the Target
Fund. Under normal circumstances, both Funds invest at least 80% of their net assets, plus any borrowings for investment purposes, in equity securities, and invest at least 40% of their total assets in securities of non-U.S. companies. In addition, both Funds may invest in forward foreign currency exchange contracts and foreign fixed income securities, and are managed by Mondrian using the same investment process. The Acquiring Fund may, however, invest in participatory notes as part of its principal investment strategies, while the Target Fund does not invest in participatory notes. In addition, the Target Fund Prospectus indicates that the Target Fund may invest up to 30% of its net assets in securities of issuers in the commercial banking industry, but such investments have generally not been a principal investment strategy, or impacted the principal risks, of the Target Fund.

          As a result, although the Funds describe them differently, the principal risks of owning shares of the Acquiring Fund are substantially similar to the principal risks of owning shares of the Target Fund.

          The sections below entitled "ADDITIONAL INFORMATION ABOUT THE FUNDS -- Comparison of Principal Investment Strategies" and "ADDITIONAL INFORMATION ABOUT THE FUNDS -- Comparison of the Principal Risks of Investing in the Funds" compare the principal investment strategies and principal risks of the Target Fund and the Acquiring Fund.

HOW DO THE FUNDS' EXPENSES COMPARE?

          The following table compares the annual operating expenses, expressed as a percentage of net assets ("expense ratios"), of the Target Fund with the PRO FORMA expense ratio of the Acquiring Fund. The expense ratios of the Target Fund and the Acquiring Fund are expected to be substantially the same, without taking into account the Acquiring Fund's contractual expense limitation (as described below). The Acquiring Fund does, however, charge a 2% redemption fee on redemptions of shares that have been held for less than 30 days, while the Target Fund does not charge a redemption fee. The PRO FORMA expense ratios show projected estimated expenses, but actual expenses may be higher or lower than those shown.

                                                        CURRENT      PRO FORMA
                                                     TARGET FUND  ACQUIRING FUND

SHAREHOLDER FEES (fees paid directly from your
investments)
Redemption Fee (as a percentage of amount redeemed,      None         2.00%
if shares redeemed have been held for less than 30
days)
ANNUAL FUND OPERATING EXPENSES (expenses that you
pay each year as a percentage of the value of your
investment)
Management Fees .....................................    0.75%        0.70%
Other Expenses (1) ..................................    0.13%        0.18%
Total Annual Fund Operating Expenses ................    0.88%        0.88%
Less Fee Waiver and/or Expense Reimbursement (2).....    None        (0.09)%
Total Annual Fund Operating Expenses After Fee ......    0.88%        0.79%
 Waiver and/or Expense Reimbursement

----------
(1) The Target Fund other expenses reflect expenses for the fiscal year ended October 31, 2015. The PRO FORMA Acquiring Fund other expenses are based on estimated amounts for the current fiscal year, after giving effect to the Reorganization, but do not include the estimated costs of the Reorganization as neither the Target Fund nor the Acquiring Fund will bear any Reorganization costs.

(2) Mondrian has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, "excluded expenses")) from exceeding 0.79% of the Acquiring Fund's average daily net assets until February 28, 2019. This agreement may be terminated: (i) by the Acquiring Fund Board, for any reason at any time; or (ii) by Mondrian, upon ninety
     (90) days' prior written notice to the Acquiring Fund, effective as of the close of business on February 28, 2019.

EXAMPLE

          The Example is intended to help you compare the costs of investing in the Target Fund and the Acquiring Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses (including capped expenses for the Acquiring Fund for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     ONE       THREE       FIVE       TEN
                                     YEAR      YEARS      YEARS      YEARS
                                     ----      -----      -----      -----
TARGET FUND .......................  $90       $281       $488       $1084
ACQUIRING FUND (PRO FORMA) ........  $81       $252       $459       $1057

          For further discussion regarding the Target Fund Board's consideration of the fees and expenses of the Funds in approving the Reorganization, see the section entitled "THE PROPOSED REORGANIZATION - Board Considerations in Approving the Reorganization" in this Proxy
Statement/Prospectus.

PORTFOLIO TURNOVER

          Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense examples shown above, affect each Fund's performance.

          During the fiscal year ended October 31, 2015, the Target Fund's portfolio turnover rate was 28% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced operations.

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

          If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund. The Acquiring Fund does not have performance history because it has not yet commenced operations.

          The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund's performance from year to year and by showing how the Target Fund's average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Target Fund's past performance (before and after taxes) is not necessarily an indication of how it or the Acquiring Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Target Fund's most recently available month-end performance by calling 800-231-8002 or by visiting the Target Fund's website at delawareinvestments.com/institutional.

YEAR-BY-YEAR TOTAL RETURN

                              ----------------
                              2006      30.34%
                              ----------------
                              2007      11.38%
                              ----------------
                              2008     -36.95%
                              ----------------
                              2009      21.38%
                              ----------------
                              2010       2.57%
                              ----------------
                              2011      -3.76%
                              ----------------
                              2012       9.53%
                              ----------------
                              2013      22.13%
                              ----------------
                              2014      -2.83%
                              ----------------
                              2015      -3.93%
                              ----------------

          During the periods illustrated in this bar chart, the Target Fund's highest quarterly return was 20.51% for the quarter ended June 30, 2009 and its lowest quarterly return was -17.17% for the quarter ended March 31, 2009.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

          Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Target Fund's lifetime and do not reflect the impact of state and local taxes.

--------------------------------------------------------------------------------
                                            1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Return before taxes                         (3.93)%       3.75%         3.20%
--------------------------------------------------------------------------------
Return after taxes on distributions         (4.39)%       2.98%         1.96%
--------------------------------------------------------------------------------
Return after taxes on distributions and     (1.56)%       3.01%         2.82%
sale of fund shares
--------------------------------------------------------------------------------
MSCI EAFE Index (gross returns)
(reflects no deduction for fees,            (0.39)%       4.07%         3.50%
expenses, or taxes)
--------------------------------------------------------------------------------
MSCI EAFE Index (net returns)
(reflects no deduction for fees or          (0.81)%       3.60%         3.03%
expenses)
--------------------------------------------------------------------------------

HOW DO THE INVESTMENT ADVISERS AND DISTRIBUTORS OF THE FUNDS COMPARE?

INVESTMENT ADVISERS. Delaware Management Company ("DMC") serves as the investment adviser, and Mondrian serves as the investment sub-adviser, of the Target Fund. Mondrian serves as the investment adviser of the Acquiring Fund.

DMC, located at 2005 Market Street, Philadelphia, PA, 19103, is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. ("DMHI"). DMHI is a wholly owned subsidiary of Macquarie Group Ltd. Together, DMC and the subsidiaries of DMHI manage, as of December 31, 2015, more than $166 billion in assets, including mutual funds, separate accounts, and other investment vehicles.

Mondrian, a limited company organized under the laws of England and Wales in 1990, is located at 10 Gresham Street, 5th Floor, London, England EC2V 7JD. Mondrian is 100% employee owned through Atlantic Value Investment Partnership LP. As of December 31, 2015, Mondrian had approximately $57 billion in assets under management.

ADVISORY FEES. The contractual advisory fee of the Acquiring Fund (0.70%) is lower than the contractual advisory fee of the Target Fund (0.75%) .

DISTRIBUTORS. Delaware Distributors, L.P., an affiliate of DMC, acts as the distributor of shares of the Target Fund. The address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103. SEI Investments Distribution Co. acts as the distributor of shares of the Acquiring Fund. The address of SEI Investments Distribution Co. is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

HOW DO THE FUNDS' OTHER SERVICE PROVIDERS COMPARE?

          The following table identifies the other principal service providers of the Target Fund and the Acquiring Fund:

                                    TARGET FUND                      ACQUIRING FUND
                                    -----------                      --------------
Accounting
Services/Administrator:      Bank of New York Mellon          SEI Investments Global Funds
                                                                Services
Transfer Agent:              Delaware Investments Fund        Atlantic Fund Services, LLC
                              Services Company
Custodian:                   Bank of New York Mellon          Brown Brothers Harriman & Co.
Auditor:                     PricewaterhouseCoopers LLP      PricewaterhouseCoopers LLP

HOW DO THE FUNDS' PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE POLICIES COMPARE?

          You may purchase or redeem shares of either Fund on any day that the New York Stock Exchange ("NYSE") is open for business. The Target Fund is closed to new investors, but existing shareholders may continue to purchase shares. There are no minimums for subsequent investments in the Target Fund where the aggregate $1 million minimum initial investment for the Target Trust has been satisfied. After the Reorganization, the Acquiring Fund will be open to both new investors and existing shareholders. To purchase shares of the Acquiring Fund for the first time, you must invest at least $1 million. Subsequent investments in the Acquiring Fund must be at least $100.

          In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Acquiring Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 30 days. Acquiring Fund shares acquired in connection with the Reorganization will not be subject to the redemption fee. The Target Fund does not charge a redemption fee.

          Target Fund shares may be exchanged for shares of the other series of the Target Trust, or, if certain eligibility requirements are satisfied, institutional class shares of other Delaware Investments([R]) Funds. Acquiring Fund shares do not have an exchange privilege because Mondrian does not serve as the investment adviser to other mutual funds.

          For more information on the purchase and redemption procedures and exchange policies of the Funds, see the Funds' respective prospectuses.

HOW DO THE FUNDS' SALES CHARGES AND DISTRIBUTION ARRANGEMENTS COMPARE?

          Neither Fund imposes sales charges or is subject to a distribution and/or shareholder servicing plan.

WILL THE ACQUIRING FUND HAVE DIFFERENT PORTFOLIO MANAGERS THAN THE TARGET
FUND?

          While the portfolio management team of the Acquiring Fund is substantailly the same as the portfilio management team of the Target Fund, the Acquiring Fund has identified a smaller group of team members as being primarily responsible for the day-to-day management of the Acquiring Fund's portfolio. The Acquiring Fund Prospectus that accompanies this Proxy Statement/Prospectus provides biographical information about the individuals primarily responsible for the day-to-day management of the Acquring Fund's portfolio.

WILL THERE BE ANY TAX CONSEQUENCES RESULTING FROM THE REORGANIZATION?

          The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service ("IRS") will adopt a similar position. This means that the shareholders of the Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganization.

          For more detailed information about the federal income tax consequences of the Reorganization, please refer to the section titled "THE PROPOSED REORGANIZATION -- Federal Income Tax Considerations" below.

WILL MY DIVIDENDS BE AFFECTED BY THE REORGANIZATION?

          No. Each Fund generally distributes its net investment income, and makes distributions of its net realized capital gains, if any, annually.

WHO WILL PAY THE COSTS OF THE REORGANIZATION?

          Mondrian or an affiliate will pay all the costs of the Reorganization. Neither the Target Fund nor the Acquiring Fund will bear any costs related to the Reorganization.

WHEN IS THE REORGANIZATION EXPECTED TO OCCUR?

          If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around March 14, 2016.

HOW DO I VOTE ON THE REORGANIZATION?

          There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your "proxy" (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares "FOR" the Proposal, as recommended by the Target Fund Board, and in their best judgment on other matters.

          Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and voting in person.

WHAT WILL HAPPEN IF SHAREHOLDERS OF THE TARGET FUND DO NOT APPROVE THE REORGANIZATION?

          If the shareholders of the Target Fund do not approve the Reorganization, the Target Fund Board will consider other possible courses of action for the Target Fund. The Reorganization may not close unless certain conditions are met. If such conditions are not met, the Reorganization will not be consummated, even if Target Fund shareholders approve the Reorganization, and the Target Fund will not be combined with the Acquiring Fund.

WHAT IF I DO NOT WISH TO PARTICIPATE IN THE REORGANIZATION?

          If you do not wish to have your shares of the Target Fund exchanged for shares of the Acquiring Fund as part of the Reorganization, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

WHERE CAN I FIND MORE INFORMATION ABOUT THE FUNDS AND THE REORGANIZATION?

          Additional information about the Funds can be found in their respective prospectuses and SAIs. The remainder of this Proxy
Statement/Prospectus contains additional information about the Funds and the Reorganization. You are encouraged to read the entire document.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES

          The following section describes the principal investment strategies of the Target Fund and the principal investment strategies of the Acquiring Fund, which are substantially similar. In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund's prospectus and SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds' investment strategies is described below under "Comparison of Principal Risks of Investing in the Funds."

------------------------------------------------------------------------------------------------------------------------------------
                          TARGET FUND                                                  ACQUIRING FUND
------------------------------------------------------------------------------------------------------------------------------------
 Under normal circumstances, the Target Fund will invest        Under normal circumstances, the Acquiring Fund invests
 at least 80% of its net assets, plus any borrowings for        at least 80% of its net assets, plus any borrowings for
 investment purposes, in equity securities (80% Policy).        investment purposes, in equity securities. This
 The Target Fund's 80% Policy may be changed without            investment policy can be changed by the Acquiring
 shareholder approval. However, shareholders will be            Fund upon 60 days' prior written notice to shareholders.
 given notice at least 60 days prior to any such change.

 Equity securities include, but are not to be limited to,       Equity securities include, but are not limited to, common
 common stocks, securities convertible into common              stocks, preferred stocks, convertible securities, rights
 stock, securities having common stock characteristics,         and warrants, and depositary receipts (including
 such as rights and warrants to purchase common stocks,         American Depositary Receipts (ADRs), European
 and preferred securities. The Target Fund may invest in        Depositary Receipts (EDRs) and Global Depositary
 sponsored or unsponsored American Depositary                   Receipts (GDRs)), which are certificates typically issued
 Receipts (ADRs), European Depositary Receipts (EDRs)           by a bank or trust company that represent ownership
 and Global Depositary Receipts (GDRs). To the extent           interests in securities of non-U.S. or U.S. companies.
 that the Target Fund invests in convertible debt               Equity securities also include participatory notes, which
 securities, those securities will be purchased on the basis    are derivative instruments with economic characteristics
 of their equity characteristics, and ratings of those          similar to equity securities, designed to replicate equity
 securities, if any, will not be an important factor in their   exposure in certain foreign markets where direct
 selection.                                                     investment is either impossible or difficult due to local
                                                                investment restrictions. The Acquiring Fund may invest
                                                                in securities of companies with any market
                                                                capitalization, and, to the extent that the Acquiring Fund invests in convertible securities, those securities may
                                                                have any credit rating.

 The Target Fund invests primarily in equity securities of      Under normal circumstances, the Acquiring Fund invests
 companies that are organized, have a majority of their         in at least three countries, and invests at least 40% of its
 assets, or derive most of their operating income outside       total assets in securities of non-U.S. companies. This
 the U.S., and that, in the opinion of the Target Fund's        investment policy can be changed by the Acquiring
 portfolio managers are undervalued at the time of              Fund upon 60 days' prior written notice to shareholders.
 purchase based on its fundamental analysis. Investments        The Acquiring Fund considers a company to be a non-
 will be made mainly in marketable securities of                U.S. company if: (i) at least 50% of the company's
 companies located in developed countries. The Target           assets are located outside of the U.S.; (ii) at least 50% of
 Fund may invest up to 10% of its total assets in               the company's revenue or operating income is generated
 emerging market securities. Under normal                       outside of the U.S.; or (iii) the company is organized or
 circumstances, the Target Fund will invest at least 40%        maintains its principal place of business outside of the
 of its total assets in securities of non-U.S. issuers. This    U.S. The Acquiring Fund will primarily invest in
 policy is in addition to the 80% Policy.                       companies located in developed countries, but may
                                                                invest up to 10% of its total assets in emerging market
                                                                securities.

 Currency considerations carry a special risk for a             The Acquiring Fund may utilize derivatives, principally
 portfolio of international securities, and the portfolio       forward foreign currency exchange contracts, to seek to
 managers use a purchasing power parity approach to             hedge (i.e. offset) currency risk. In addition, the
 evaluate currency risk. In this regard, the Target Fund        Acquiring Fund may, from time to time, hold non-U.S.
 may actively carry on hedging activities, and may invest       currencies in order to facilitate or expedite settlement of
 in forward foreign currency exchange contracts to hedge        portfolio transactions, or to minimize the impact of
 currency risks associated with the purchase of individual      currency value fluctuations.
 securities denominated in a particular currency. The
 Target Fund may purchase or sell foreign currencies in
 order to facilitate or expedite settlement of portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                        13


------------------------------------------------------------------------------------------------------------------------------------
                          TARGET FUND                                                  ACQUIRING FUND
------------------------------------------------------------------------------------------------------------------------------------
 transactions and to minimize the impact of currency
 value fluctuations.

 The portfolio managers' approach in selecting                   In selecting investments to buy and sell for the
 investments for the Target Fund is oriented to individual       Acquiring Fund, Mondrian conducts research on a
 stock selection and is value driven. In selecting stocks        global basis in an effort to identify companies that are
 for the Target Fund, the portfolio managers consider            undervalued in the market and have the potential for
 movement in the price of individual securities, and the         long-term total return. The center of the research effort
 impact of currency adjustment on a U.S.-domiciled,              is a dividend discount methodology, through which
 dollar-based investor. The portfolio managers also              Mondrian projects companies' future dividends and
 conduct research on a global basis in an effort to identify     discounts them back to their present value. Mondrian
 securities that have the potential for long-term total          then compares the present values to the companies'
 return. The center of the research effort is a value-           respective market prices and allocates the Acquiring
 oriented dividend discount methodology applied to               Fund's assets to those stocks that the dividend discount
 individual securities and market analysis that isolates         methodology suggests are most undervalued.
 value across country boundaries. This approach focuses
 on future anticipated dividends and discounts the value
 of those dividends back to what they would be worth if
 they were being paid today. Comparisons of the values
 of different possible investments are then made. The
 portfolio managers' approach is long-term in orientation,
 and it is expected that the annual turnover rate of the
 Target Fund will not exceed 75% under normal
 circumstances.

 In an international portfolio, currency returns can be an       Mondrian, furthermore, uses a purchasing power parity
 integral component of an investment's total return. The         approach to manage the Acquiring Fund's currency
 portfolio managers will use a purchasing power parity           exposure. Purchasing power parity theory states that, in
 approach to assess the value of individual currencies.          the long-run, the exchange rates between the U.S. dollar
 Purchasing power parity attempts to identify the amount         and non-U.S. currencies should be such that the U.S.
 of goods and services that a dollar will buy in the U.S.        dollar buys the same amount of goods and services in
 and compares that to the amount of a foreign currency           the U.S. as it buys in non-U.S. countries. Mondrian may
 required to buy the same amount of goods and services           adjust its investments in a particular non-U.S. currency,
 in another country. Eventually, currencies should trade         including securities or derivatives tied thereto, when it
 at levels that would make it possible for the dollar to buy     believes that the purchasing power of the U.S. dollar
 the same amount of goods and services overseas as in            indicates that the non-U.S. currency is overvalued or
 the United States. When the dollar buys less, the foreign       undervalued relative to the U.S. dollar.
 currency may be overvalued. When the dollar buys
 more, the foreign currency may be undervalued.
 Securities available in an undervalued currency may
 offer greater return potential and may be an attractive
 investment.

 The Target Fund may make limited use (not more than             The Acquiring Fund may make limited use of foreign
 15% of its assets) of foreign fixed income securities           fixed income securities when, in Mondrian's opinion,
 when, in the portfolio managers' opinion, attractive            they present more attractive investment opportunities
 opportunities exist relative to those available through         than equity securities. The foreign fixed income
 equity securities or the short-term investments described       securities in which the Acquiring Fund may invest may
 above. The foreign fixed income securities in which the         be U.S. dollar or foreign currency denominated, and may
 Target Fund may invest may be U.S. dollar or foreign            include obligations of foreign governments, foreign
 currency denominated, including the euro, and may               government agencies, supranational organizations, or
 include obligations of foreign governments, foreign             corporations.
 government agencies, supranational organizations or
 corporations, and other private entities. Such
 governmental fixed income securities will be, at the time
------------------------------------------------------------------------------------------------------------------------------------




                                        14


------------------------------------------------------------------------------------------------------------------------------------
                        TARGET FUND                                                  ACQUIRING FUND
------------------------------------------------------------------------------------------------------------------------------------
of purchase, of the highest quality (for example, AAA
by S&P or Aaa by Moody's) or of comparable quality.
Corporate fixed income securities will be, at the time of
purchase, rated in one of the top two rating categories
(for example, AAA and AA by S&P or Aaa and Aa by
Moody's) or of comparable quality.

From time to time, the Target Fund may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent the Target invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

Additionally, the Target Fund may, from time to time,
hold its assets in cash (which may be U.S. dollars or
foreign currencies, including the euro), or may invest in
short-term debt securities or other money market
instruments. Except when the portfolio managers believe
a temporary defensive approach is appropriate, the
Target Fund generally will not hold more than 5% of its
assets in cash or such short-term instruments.
------------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

          The principal risks of investing in the Acquiring Fund are discussed below. Although the Funds present their risks differently, the principal risks of the Target Fund and the Acquiring Fund are substantially similar, because the principal investment strategies of the Funds are substantially similar.

EQUITY RISK -- Since it purchases equity securities, the Acquiring Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Acquiring Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Acquiring Fund.

PREFERRED STOCKS RISK -- Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

CONVERTIBLE SECURITIES RISK -- The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

RIGHTS AND WARRANTS RISK -- Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right's or warrant's expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Acquiring Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK -- The Acquiring Fund's investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The Acquiring Fund's investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

FOREIGN GOVERNMENT AGENCIES RISK -- Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency's operations and financial condition are influenced by the foreign government's economic and other policies.

SUPRANATIONAL ENTITIES RISK -- Government members, or "stockholders," usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Acquiring Fund may lose money on such investments.

FOREIGN CURRENCY RISK -- As a result of the Acquiring Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Acquiring Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Acquiring Fund would be adversely affected.

DERIVATIVES RISK -- The Acquiring Fund's use of forward contracts and participatory notes is subject to market risk, correlation risk, credit risk, valuation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is described below. The Acquiring Fund's use of forwards is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Acquiring Fund's share price and may also cause the Acquiring Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Acquiring Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Acquiring Fund to lose more than the principal amount invested in a derivative instrument.

FIXED INCOME RISK -- Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Acquiring Fund's investment in that issuer. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity of a fixed income security, the more likely its value will decline when interest rates rise.

CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

LIQUIDITY RISK -- Certain securities may be difficult or impossible to sell at the time and the price that the Acquiring Fund would like. The Acquiring Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.

LARGE PURCHASE AND REDEMPTION RISK --Large purchases or redemptions of the Acquiring Fund's shares may force the Acquiring Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Acquiring Fund's portfolio turnover rate and transaction costs to rise, which may negatively affect the Acquiring Fund's performance and have adverse tax consequences for Acquiring Fund shareholders.

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

          The 1940 Act requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Non-fundamental policies may be changed by a Fund's Board of Trustees without shareholder approval. A comparison of the Target Fund's and the Acquiring Fund's fundamental and non-fundamental policies is provided below.

          The Acquiring Fund has adopted fundamental policies that generally limit its investments only as required by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, so as to avoid the need to seek shareholder approval to change a fundamental policy in connection with an amendment or new interpretation of such statute, rules or regulations. The Target Fund's fundamental policies do not always provide the same level of flexibility, but, as described below, any differences between the Funds' policies are not expected to materially impact the operations of the Funds.

                              FUNDAMENTAL POLICIES

-------------------------------------------------------------------------------------------------------------------------
                             TARGET FUND                        ACQUIRING FUND           IMPACT OF DIFFERENCES
-------------------------------------------------------------------------------------------------------------------------
 CONCENTRATION     The Target Fund shall not            The Acquiring Fund may not       Although the Target
                   make any investment that will        concentrate investments in a     Fund's fundamental
                   result in the concentration (as      particular industry or group     policy indicates that it
                   that term might be defined in        of industries, as concentration  may invest up to 30% of
                   the 1940 Act, any rule or order      is defined under the 1940 Act,   the value of its net
                   thereunder, or SEC staff             the rules and regulations        assets in the securities
                   interpretation thereof) of its       thereunder or any exemption      of issuers that conduct
                   investments in the securities of     therefrom, as such statute,      their principal business
                   issuers all of which conduct         rules or regulations may be      activities in the
                   their principal business             amended or interpreted from      commercial banking
                   activities in the same industry,     time to time, except that the    industry, the Target
                   except the Target Fund may           Acquiring Fund may invest        Fund has generally not
                   invest up to 30% of the value of     without limitation in securities concentrated its
                   its net assets in the securities of  issued or guaranteed by the      investments in such
                   issuers that conduct their           U.S. government, its agencies    securities.
                   principal business activities in     or instrumentalities and
                   the commercial banking               repurchase agreements
                   industry. This restriction does      involving such securities or
                   not apply to obligations issued      tax-exempt obligations of state
                   or guaranteed by the U.S.            or municipal governments and
                   government, its agencies and         their political subdivisions.
                   instrumentalities, or in tax-
                   exempt certificates of deposit.
-------------------------------------------------------------------------------------------------------------------------
 BORROWING AND     The Target Fund shall not            The Acquiring Fund may           The Acquiring Fund is
 SENIOR SECURITIES borrow money, except as a            borrow money or issue senior     not subject to certain of
                   temporary measure for                securities (as defined under     the borrowing
                   extraordinary purposes or to         the 1940 Act), except as         restrictions imposed by
                   facilitate redemptions. Any          prohibited under the 1940 Act,   the Target Fund's
                   borrowing will be done from a        the rules and regulations        fundamental policy, but
                   bank and to the extent that such     thereunder or any exemption      the differences between
                   borrowing exceeds 5% of the          therefrom, as such statute,      the policies are not
                   value of its respective net          rules or regulations may be      expected to materially
                   assets, asset coverage of at least   amended or interpreted from      impact the operations of
                   300% is required. In the event       time to time.                    the Funds.
                   that such asset coverage shall at
                   any time fall below 300%, the
                   Target Fund shall, within three
                   days thereafter (not including
                   Sunday or holidays) or such
                   longer period as the SEC may
                   prescribe by rules and
                   regulations, reduce the amount
                   of its borrowings to such an
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                             TARGET FUND                        ACQUIRING FUND           IMPACT OF DIFFERENCES
-------------------------------------------------------------------------------------------------------------------------
                 extent that the asset coverage of
                 such borrowings shall be at
                 least 300%. No investment
                 securities will be purchased
                 while the Target Fund has an
                 outstanding borrowing. The
                 Target Fund will not pledge
                 more than 10% of its respective
                 net assets. The Target Fund will
                 not issue senior securities (as
                 defined in the 1940 Act),
                 except for notes to banks.
-------------------------------------------------------------------------------------------------------------------------
 LENDING         The Target Fund shall not make     The Acquiring Fund may         No material difference.
                 personal loans or loans of its     make loans, except as
                 assets to persons who control or   prohibited under the 1940 Act,
                 are under common control with      the rules and regulations
                 the Target Fund, except as the     thereunder or any exemption
                 1940 Act, any rule or order        therefrom, as such statute,
                 thereunder, or SEC staff           rules or regulations may be
                 interpretation thereof, may        amended or interpreted from
                 permit. This restriction does not  time to time.
                 prevent the Target Fund from,
                 among other things, purchasing
                 debt obligations, entering into
                 repurchase agreements, loaning
                 its assets to broker-dealers or
                 institutional investors, or
                 investing in loans, including
                 assignments and participation
                 interests.
-------------------------------------------------------------------------------------------------------------------------
 COMMODITIES AND The Target Fund shall not          The Acquiring Fund may         The Acquiring Fund's
 REAL ESTATE     purchase or sell commodities or    purchase or sell commodities   fundamental policy with
                 commodity contracts.               or real estate, except as      respect to commodities,
                                                    prohibited under the 1940 Act, along with its non-
                 The Target Fund shall not          the rules and regulations      fundamental policy with
                 purchase or sell real estate or    thereunder or any              respect to commodities,
                 real estate limited partnerships,  exemption therefrom, as such   permits the Acquiring
                 but this shall not otherwise       statute, rules or regulations  Fund to invest in certain
                 prevent the Target Fund from       may be amended or              derivative instruments
                 investing in securities secured    interpreted from time to time. that may be considered
                 by real estate or interests                                       to be commodities. The
                 therein.                                                          Target Fund's
                                                                                   fundamental policy with
                                                                                   respect to commodities
                                                                                   is more limiting.

                                                                                   There is no material
                                                                                   difference between the
                                                                                   Acquiring Fund's
                                                                                   fundamental and non-
                                                                                   fundamental policies
                                                                                   with respect to real
                                                                                   estate, taken together,
                                                                                   and the Target Fund's
                                                                                   fundamental policy with
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                          TARGET FUND                     ACQUIRING FUND           IMPACT OF DIFFERENCES
-------------------------------------------------------------------------------------------------------------------------
                                                                                   respect to real estate.
-------------------------------------------------------------------------------------------------------------------------
UNDERWRITING    The Target Fund shall not          The Acquiring Fund may          The difference between
                engage in the underwriting of      underwrite securities issued by the policies is not
                securities of other issuers,       other persons, except as        expected to materially
                except that in connection with     prohibited under the 1940 Act,  impact the operations of
                the disposition of a security, the the rules and regulations       the Funds.
                Target Fund may be deemed to       thereunder or any
                be an "underwriter" as that term   exemption therefrom, as such
                is defined in the Securities Act   statute, rules or regulations
                of 1933, as amended.               may be amended or
                                                   interpreted from time to time.
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFICATION As to 75% of its total assets, the The Acquiring Fund may          No material difference.
                Target Fund shall not invest       purchase securities of an
                more than 5% of its total assets   issuer, except if such purchase
                in the securities of any one       would cause the Acquiring
                issuer (other than obligations     Fund to fail to satisfy the
                issued or guaranteed by the        diversification requirement for
                U.S. government, its agencies      a diversified management
                or instrumentalities).             company under the 1940 Act,
                                                   the rules or regulations
                                                   thereunder or any exemption
                                                   therefrom, as such statute,
                                                   rules or regulations may be
                                                   amended or interpreted from
                                                   time to time.
-------------------------------------------------------------------------------------------------------------------------
OTHER           The Target Fund shall not enter    None                            Although the Acquiring
                into futures contracts or options                                  Fund is not subject to
                thereon. The Target Fund shall                                     the investment
                not make short sales of                                            restrictions imposed by
                securities, or purchase                                            the Target Fund's other
                securities on margin.                                              fundamental policies, to
                                                                                   the extent that the
                The Target Fund shall not                                          Acquiring Fund
                purchase or retain the securities                                  engages in investment
                of any issuer that has an officer,                                 activities that are
                director or security holder who                                    prohibited by the Target
                is a director or officer of the                                    Fund's other
                Target Trust or of DMC or                                          fundamental policies,
                Mondrian if, or so long as, the                                    such activities are not
                directors and officers of the                                      expected to materially
                Target Trust and of the                                            impact the operations of
                investment advisers together                                       the Acquiring Fund.
                own beneficially more than 5%
                of any class of securities of
                such issuer.

                The Target Fund shall not
                invest in interests in oil, gas,
                and other mineral leases or
                other mineral exploration or
                development programs.

                The Target Fund may not invest
                in warrants if such warrants,
                valued at the lower of cost or
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                              TARGET FUND                    ACQUIRING FUND            IMPACT OF DIFFERENCES
-------------------------------------------------------------------------------------------------------------------------
                    market, would exceed 5% of
                    the value of the Target Fund's
                    net assets. Included within such
                    amount, but not to exceed 2%
                    of the Target Fund's net assets,
                    may be warrants that are not
                    listed on the New York Stock
                    Exchange or American Stock
                    Exchange. Warrants acquired
                    by the Target Fund in units or
                    attached to securities may be
                    deemed to be without value.
-------------------------------------------------------------------------------------------------------------------------

                                     NON-FUNDAMENTAL POLICIES

-------------------------------------------------------------------------------------------------------------------------
                              TARGET FUND                    ACQUIRING FUND            IMPACT OF DIFFERENCES
-------------------------------------------------------------------------------------------------------------------------
COMMODITIES AND     None                              The Acquiring Fund may           See above discussion
REAL ESTATE                                           purchase or sell financial and   regarding impact of
                                                      physical commodities,            differences between the
                                                      commodity contracts based on     commodities and real
                                                      (or relating to) physical        estate fundamental
                                                      commodities or financial         policies.
                                                      commodities and securities
                                                      and derivative instruments
                                                      whose values are derived from
                                                      (in whole or in part) physical
                                                      commodities or financial
                                                      commodities.

                                                      The Acquiring Fund may not
                                                      invest in unmarketable
                                                      interests in real estate limited
                                                      partnerships or invest directly
                                                      in real estate. For the
                                                      avoidance of doubt, the
                                                      foregoing policy does not
                                                      prevent the Acquiring Fund
                                                      from, among other things;
                                                      purchasing marketable
                                                      securities of companies that
                                                      deal in real estate or interests
                                                      therein (including REITs).
-------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES The Target Fund may not invest    The Acquiring Fund may not       The Acquiring Fund's
                    more than 10% of its net assets   purchase an investment if, as a  non-fundamental policy
                    in securities that it cannot sell result, more than 15% of the     is consistent with
                    or dispose of in the ordinary     value of the Acquiring Fund's    current SEC guidelines,
                    course of business within seven   net assets would be invested in  but the difference
                    days at approximately the value   illiquid securities.             between the policies is
                    at which the Target Fund has                                       not expected to
                    valued  the investment.                                            materially impact the
                                                                                       operations of the Funds.
-------------------------------------------------------------------------------------------------------------------------

          Both the Target Fund and the Acquiring Fund may be subject to other investment restrictions that are not identified above. A full description of the Target Fund's and the Acquiring Fund's investment policies and restrictions may be found in the respective prospectuses and SAIs.

COMPARISON OF SHAREHOLDER RIGHTS

          The Target Fund is a series of the Target Trust, and the Acquiring Fund is a series of the Acquiring Trust, each of which is a Delaware statutory trust. The Target Fund is governed by an Agreement and Declaration of Trust dated December 17, 1998, as amended from time to time ("Target Fund Declaration"), its bylaws and Delaware law. The Acquiring Fund is governed by an Agreement and Declaration of Trust dated August 25, 2015, as amended and restated September 17, 2015 ("Acquiring Fund Declaration"), its bylaws and Delaware law. The governing instruments are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund's governing instruments is provided below.

SHARES. The trustees of the Target Fund and the Acquiring Fund each have the power to issue shares without shareholder approval. The governing instruments of the Target Fund and the Acquiring Fund indicate that the amount of shares that the Target Fund and the Acquiring Fund each may issue is unlimited. Shares of the Target Fund and the Acquiring Fund have no preemptive rights.

SHAREHOLDER MEETINGS. Neither Fund is required to hold annual meetings of shareholders. Shareholder meetings may be called by the president, chairperson of the Board, or the Board of either Fund. Except as required by the 1940 Act, shareholders of the Funds are not entitled to call shareholder meetings.

VOTING RIGHTS. The 1940 Act provides that shareholders of the Target Fund and the Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The governing instruments of the Target Fund and the Acquiring Fund provide that shareholders have the right to vote (a) for the election and removal of trustees, including filling any vacancies on a Board, at a meeting called for that purpose by the Board, or, to the extent provided by the 1940 Act, the shareholders; (b) to approve additional matters as may be required by law, the governing instruments, or any registration statement filed with the SEC or any state, or (c) on such other matters as the trustees may consider necessary or desirable.

The governing instruments of the Target Fund and the Acquiring Fund further provide that each shareholder is entitled to one vote for each full share held, and a fractional vote for each fractional share held, and that each Fund will vote separately on matters relating solely to it. Shareholders of the Target Fund and the Acquiring Fund are not entitled to cumulative voting in the election of trustees.

QUORUM AND VOTING. The governing instruments of the Target Fund and the Acquiring Fund provide that, except as otherwise required by the 1940 Act or other applicable law, thirty-three and one-third percent (33[]%) of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees. If an approval is required by the 1940 Act, then, except for the election of trustees, the vote required by the 1940 Act is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

SUBMISSION OF SHAREHOLDER PROPOSALS. The Target Fund and the Acquiring Fund do not have provisions in their governing instruments that require shareholders to provide advance notice to the Target Fund or Acquiring Fund, as applicable, in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Acquiring Fund and the Target Fund, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Fund and the Acquiring Fund are limited to only those matters, including the nomination and election of trustees, that are properly brought before the meeting. These requirements are intended to provide the Target Fund Board or the Acquiring Fund Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.

DERIVATIVE ACTIONS. Under the Delaware Statutory Trust Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (1) was a shareholder at the time of the transaction complained about or (2) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction.

The governing instruments of the Acquiring Fund provide that shareholders owning at least 10% of the Acquiring Fund must join in bringing a derivative action, and that Acquiring Fund shareholders will be barred from commencing a derivative action if the Acquiring Fund Board determines that the action would not be in the best interests of the Acquiring Fund.

AMENDMENT OF GOVERNING INSTRUMENTS. Except as otherwise required by applicable law, the Target Fund Board and the Acquiring Fund Board generally have the right to amend the governing instruments without shareholder approval. Shareholder approval is required for an amendment to the Target Fund Declaration which would adversely affect to a material degree the rights and preferences of Target Fund shares, and for an amendment to the Acquiring Fund Declaration that would affect the shareholders' right to vote. The bylaws of either Fund may be amended, and/or restated at any time, without shareholder approval.

LIABILITY OF SHAREHOLDERS. The governing instruments for the Target Fund and the Acquiring Fund generally provide that shareholders will not be subject to personal liability for the obligations of a Fund, and provide for indemnification if any shareholder is personally held liable for the obligations of a Fund.

                          THE PROPOSED REORGANIZATION

SUMMARY OF AGREEMENT AND PLAN OF REORGANIZATION

          The terms and conditions under which the Reorganization is expected to be consummated are set forth in the Agreement, a copy of which is attached as Exhibit B to this Proxy Statement/Prospectus. A summary of all material provisions of the Agreement is provided below, and should be read carefully.

          With respect to the Reorganization, if shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund's custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred, all determined and adjusted as provided in the Agreement. The value of your account with the Acquiring Fund immediately after the Reorganization is expected to be the same or substantially the same as the value of your account with the Target Fund immediately prior to the Reorganization.

          The Target Fund and the Acquiring Fund will be required to make representations and warranties that are customary in matters such as the Reorganization.

          If shareholders approve the Reorganization and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the "Closing") is expected to occur on or around March 14, 2016 (the "Closing Date"), immediately prior to the opening of regular trading on the New York Stock Exchange on the Closing Date (the "Effective Time").

          Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

          The obligations of the Acquiring Fund and the Target Fund are subject to the following conditions, among others:

     o the Acquiring Fund Registration Statement on Form N-14 under the 1933 Act shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop- order suspending the effectiveness of the Registration Statement shall have been issued;

     o the shareholders of the Target Fund shall have approved the Agreement;

     o the Acquiring Fund and Target Fund have each delivered an officer's certificate certifying that all agreements and commitments set forth in the Agreement have been satisfied; and

     o the Acquiring Fund and Target Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund or its shareholders or the Acquiring Fund.

          If shareholders of the Target Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Target Fund Board will consider what additional action to take. The Agreement may be terminated and the Reorganization may be abandoned at any time prior to Closing by mutual agreement of the parties. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

          Section 15(f) of the 1940 Act provides a non-exclusive safe harbor under which an investment adviser to a registered investment company (or an affiliated person of such investment adviser) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an advisory contract with the investment company if the following two conditions are satisfied: (1) for a period of three years after the transaction, at least 75% of the board of the investment company (or its successor) cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser of the investment company (or its successor); and (2) no "unfair burden" may be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser, or predecessor or successor adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly (a) from the investment company or its security holders (other than compensation for bona fide investment advisory or other services), or (b) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation for principal underwriting services). While no interest in DMC is being sold in connection with the Reorganization, Mondrian has agreed to use its best efforts to ensure that the Reorganization will comply with the safe harbor provisions of
Section 15(f) of the 1940 Act.

BOARD CONSIDERATIONS IN APPROVING THE REORGANIZATION

          The Target Fund Board considered the Reorganization at a meeting held on November 18-19, 2015 and the Target Fund Board, including a majority of the Trustees who are not "interested persons" of the Target Trust as that term is defined in the 1940 Act ("Independent Trustees"), approved the Agreement. In approving the Reorganization, the Target Fund Board determined that: (i) participation in the Reorganization is in the best interest of the Target Fund and its shareholders; and (ii) the interests of the Target Fund's shareholders will not be diluted as a result of the Reorganization.

          In making these determinations, the Target Fund Board reviewed and considered information provided to them to assist them in evaluating the Reorganization, such as information relating to: the terms of the Agreement; the Acquiring Fund's investment objectives, strategies and risks; the Acquiring Fund's fee structure, as compared to the Target Fund's fee structure; the Acquiring Fund's investment adviser and other service providers; the fact that the Acquiring Fund's investment adviser, Mondrian, has had long history in subadvising the Target Fund; the federal income tax consequences of the Reorganization; the costs anticipated to be incurred in connection with the Reorganizations and the fact that Mondrian would be responsible for absorbing such costs; the greater potential to achieve economies of scale; and recommendations of DMC, among other relevant information. The Target Fund Board also considered the payments to be made to DMC by Mondrian under the Transition and Support Services Agreement in connection with the Reorganization. In addition, the Independent Trustees were advised by independent legal counsel in their considerations of the Agreement and the Reorganization.

          The Trustees did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Agreement. Rather, the approval determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following were some of the factors considered by the Target Fund Board in making their determination:

o the investment objective of the Target Fund is substantially similar to the investment objective of the Acquiring Fund, and the investment strategies and policies of the Target Fund are substantially similar to the investment strategies and policies of the Acquiring Fund;

o the portfolio managers who subadvise the Target Fund will serve as the portfolio managers of the Acquiring Fund;

o the current management fee rate for the Acquiring Fund is lower than the management fee of the Target Fund;

o Mondrian has agreed to limit the operating expenses of the Acquiring Fund to 0.79% of average daily net assets until February 28, 2019, which is lower than the expense ratio of 0.88% of average daily net assets for the Target Fund for the fiscal year ended October 31, 2015.

o the Target Fund is currently closed to new investors, while the Acquiring Fund will be open to new investors, providing for greater opportunities for economies of scale benefits to shareholders;

o      the reasonableness of the terms and conditions in the Agreement;

o the Reorganization is intended to be tax-free for U. S. federal income tax purposes for the Target Fund and shareholders of the Target Fund; and

o Mondrian, not the Target Fund or the Acquiring Fund, will pay all costs associated with the Reorganization.

          After evaluating all of the information and factors above, as well as other information and factors relevant to the proposed Reorganization, the Target Fund Board concluded that the terms of the Agreement were reasonable and that, in light of the lower fees and expenses likely to be realized by shareholders of the Acquiring Fund, among other considerations, the Reorganization was in the best interests of the shareholders of the Target Fund. Therefore, the Target Fund Board determined to approve the Reorganization and directed that the Agreement be submitted to shareholders of the Target Fund for approval.

FEDERAL INCOME TAX CONSIDERATIONS

          The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

          The Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a)(1)(F) of the Code. The principal federal income tax considerations that are expected to result from the Reorganization of the Target Fund into the Acquiring Fund are as follows:

o no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a direct result of the Reorganization;

o no gain or loss will be recognized by the Acquiring Fund as a direct result of the Reorganization;

o the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund will be the same as the shareholder's aggregate tax basis of the shares of the Target Fund immediately before the Reorganization;

o the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the Closing);

o the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of these assets in the hands of the Target Fund immediately prior to the exchange; and

o the holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

          Neither the Target Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Morgan, Lewis & Bockius LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Morgan, Lewis & Bockius LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, Acquiring Fund, or any Target Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection.

          Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

          The tax attributes, including capital loss carryovers, of the Target Fund move to the Acquiring Fund in the Reorganization. The ability of the Acquiring Fund to carry forward capital losses (if any) of the Target Fund and use such losses to offset future gains will not be limited materially as a direct result of the Reorganization.

          You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain federal income tax consequences.

COSTS OF THE REORGANIZATION

          The Reorganization costs, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Target Fund all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the conversion costs associated with the

Reorganization, will be borne by Mondrian or an affiliate. Neither the Target Fund nor the Acquiring Fund will bear any costs related to the Reorganization. The costs related to the Reorganization include, but are not limited to, costs associated with organizing the Acquiring Fund, preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, and expenses of soliciting Target Fund shareholders and holding shareholder meetings.

BOARD RECOMMENDATION

          The Target Fund Board unanimously recommends that shareholders of the Target Fund approve the proposed Reorganization.

                               VOTING INFORMATION

PROXY STATEMENT/PROSPECTUS

          You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Fund Board is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by appearing in person at the Meeting and following the instructions below. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

          This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about February 8, 2016, to all shareholders entitled to vote. Shareholders of record of the Target Fund as of the close of business on December 31, 2015 (the "Record Date"), are entitled to vote at the Meeting. The number of outstanding shares of the Target Fund on December 31, 2015 was approximately 25,726,127. Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

          Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Fund in writing at the address of the Target Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a "legal proxy" from them in order to vote your shares at the Meeting.

          Executed proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the Proposal.

QUORUM REQUIREMENT AND ADJOURNMENT

          A "Quorum" is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum means one-third (33 1/3%) of the shares of the Target Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

          If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that properly come before the Meeting. A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting. The Meeting may also be adjourned by the Chairperson of the Meeting.

          Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the Proposal because an absolute percentage of affirmative votes is required to approve the Proposal. Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposal.

VOTE NECESSARY TO APPROVE THE PROPOSAL

          The Proposal must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A "1940 Act Majority" of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

PROXY SOLICITATION

          The Target Fund has engaged the services of Broadridge Financial Services ("Broadridge") to assist in the solicitation of proxies for the Meeting, at an estimated cost of $7,000.

          In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Target Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.

          In addition to solicitations by mail, officers and employees of the Target Fund, DMC, Mondrian and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Target Fund expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

          As the Meeting date approaches, you may receive a telephone call from a representative of Broadridge if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

          In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder's full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to Broadridge, then the Broadridge representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder's instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Broadridge will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

SHARE OWNERSHIP BY LARGE SHAREHOLDERS, MANAGEMENT AND TRUSTEES

          A list of the name, address, and percent ownership of each person who, as of December 31, 2015, to the knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit A.

          To the best of the knowledge of the Target Trust, the ownership of shares of the Target Fund by executive officers and Trustees of the Target Fund as a group constituted less than 1% of the shares of the Target Fund as of December 31, 2015.

OTHER MATTERS

CAPITALIZATION

          The following table shows the capitalization of the Target Fund as of December 31, 2015 and of the Acquiring Fund on a PRO FORMA combined basis (unaudited) as of December 31, 2015, giving effect to the proposed Reorganization. The following is an example of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization was consummated on December 31, 2015, and does not reflect the number of shares or value of shares that would actually be received if the Reorganization occurred on the Closing Date.

          The capitalizations of the Target Fund and the Acquiring Fund are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

---------------------------------------------------------------------------------------------
                         TARGET FUND      ACQUIRING          PRO FORMA         PRO FORMA
                                            FUND           ADJUSTMENTS(1)      COMBINED
---------------------------------------------------------------------------------------------
Net Assets              $337,864,395        $ --               $ --          $337,864,395
---------------------------------------------------------------------------------------------
Shares Outstanding        25,726,127          --                 --            25,726,127
---------------------------------------------------------------------------------------------
Net Asset Value Per           $13.13        $ --               $ --                $13.13
Share
---------------------------------------------------------------------------------------------

(1) Mondrian or an affiliate will bear all of the Reorganization expenses. Accordingly, no adjustments have been made for any expenses expected to be incurred in connection with the Reorganization.

DISSENTERS' RIGHTS

          If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters' rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value until the Closing Date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at net asset value, subject to redemption fees if the Acquiring Fund shares redeemed are held for less than 30 days.

SHAREHOLDER PROPOSALS

          The governing instruments of the Target Trust do not require that the Target Fund hold annual meetings of shareholders. The Target Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Target Fund. The Target Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Target Trust's governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chairperson of the Board, or the President of the Target Trust.

             Shareholders of the Target Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Target Fund a reasonable time before the Target Fund Board's solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder's proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of the Target Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Target Fund within a reasonable period of time before the Target Fund Board's solicitation relating to that meeting is made. Written proposals with regard to the Target Fund should be sent to the Secretary of the Target Trust, David F. Connor, at the address of the Target Fund given above. If the proposed Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Fund.

                                                                       EXHIBIT A

                          OWNERSHIP OF THE TARGET FUND

SIGNIFICANT HOLDERS

          The following table shows, as of December 31, 2015, the accounts of the Target Fund that own of record 5% or more of the Target Fund. Unless otherwise indicated, the Target Trust has no knowledge of beneficial ownership.

SHAREHOLDERS NAME AND ADDRESS               TOTAL SHARES              PERCENTAGE
-----------------------------               ------------              ----------
MAC & CO
MUTUAL FUND OPERATIONS
MUTUAL FUNDS OPS-TC
PO BOX 3198                                3,745,842.934                14.81%
PITTSBURGH PA 15230-3198

MARYLAND PREPAID COLLEGE TRUST
217 E REDWOOD ST STE 1350
BALTIMORE MD 21202-3314                    2,666,621.703                10.54%

WELLS FARGO BANK NA FBO
OMNIBUS ACCOUNT CASH/CASH
PO BOX 1533                                9,189,200.923                36.33%
MINNEAPOLIS MN 55480-1533

WELLS FARGO BANK NA FBO
OMNIBUS ACCOUNT REINV/REINV
PO BOX 1533                                3,045,814.342                12.04%
MINNEAPOLIS MN 55480-1533

                                                                       EXHIBIT B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("AGREEMENT") is adopted as of this ____________ day of _______________, 2016 by and among (i) Delaware Pooled
Trust, an open-end registered investment company ("TARGET ENTITY"), on behalf of one of its series portfolios, The International Equity Portfolio ("TARGET FUND"); (ii) Gallery Trust, an open-end registered investment company ("ACQUIRING ENTITY"), on behalf of one of its series portfolios, the Mondrian International Equity Fund ("ACQUIRING FUND"); (iii) solely for the purposes of Sections 1.1(f), 9.2 and 11.2 of this Agreement, Delaware Management Company, a series of Delaware Management Business Trust ("DELAWARE"), investment adviser of the Target Fund; and (iv) solely for the purposes of Sections 1.1(g), 9.2 and
11.1 of this Agreement, Mondrian Investment Partners Limited ("MONDRIAN"), investment adviser of the Acquiring Fund. Other than the Target Fund and the Acquiring Fund, no other series of either the Target Entity or the Acquiring Entity are parties to this Agreement.

                    WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the assets, property, and goodwill and assume all of the liabilities of the Target Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the "REORGANIZATION");

                    WHEREAS, the Acquiring Fund is, and will be immediately prior to the Closing (defined in Section 3.1), a shell series, without assets (other than nominal seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities of the Target Fund;

                    WHEREAS, the Target Entity and the Acquiring Entity each is an open-end, investment company of the management type registered with the Securities and Exchange Commission (the "COMMISSION"); and

                    WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "CODE").

                    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.   DESCRIPTION OF THE REORGANIZATION

     1.1. Provided that all conditions precedent to the Reorganization set forth herein have been satisfied as of the Closing Date (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the
          Reorganization:

          (a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in
Section 1.1(c), and deliver to the Target Fund the number of full and fractional shares of the Acquiring Fund determined in the manner set forth in
Section 2.

          (b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (collectively, "ASSETS").

          (c) The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, "LIABILITIES").

          (d) As soon as reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record ("TARGET FUND SHAREHOLDERS") the shares of the Acquiring Fund received by the Target Fund pursuant to
Section 1.1(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target Fund's shares, by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

          (e) Ownership of Acquiring Fund shares will be shown on its books, as such are maintained by the Acquiring Fund's transfer agent.

          (f) All books and records of the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 ACT"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies of all such books and records maintained by Delaware or by the Target Fund's administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

          (g) To the extent applicable, Mondrian will use its best efforts to ensure that the Reorganization will comply with the safe harbor provisions of
Section 15(f) of
the 1940 Act. Mondrian will use its best efforts to ensure that for a period of at least three (3) years after the Closing Date, at least 75 per cent of the members of the Board of Trustees of the Acquiring Fund are not interested persons of Mondrian or Delaware; and for a period of at least two (2) years after the Closing Date, no undue burden is imposed on the Acquiring Fund or its shareholders.

2. VALUATION

    2.1. With respect to the Reorganization:

          (a) The net value of the Target Fund's Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Acquiring Fund's Board of Trustees ("ACQUIRING FUND'S VALUATION PROCEDURES").

          (b) The number of shares issued by the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) in exchange for the Target Fund's Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time.

          (c) The net asset value per share of the Acquiring Fund's shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund's Assets (described in Section 2.1(a) hereof) by the number of shares issued by the Acquiring Fund in connection with the Reorganization (described in Section 2.1(b) hereof).

          (d) All computations of value shall be made by the Acquiring Fund's administrator using the Acquiring Fund's Valuation Procedures and shall be subject to review by the Target Fund's administrator and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

          (e) "VALUATION TIME" shall mean immediately after the close of regular trading on the New York Stock Exchange ("NYSE") on the Valuation Date.

          (f) "VALUATION DATE" shall mean the business day next preceding the Closing Date.

3. CLOSING AND CLOSING DATE

     3.1. The Reorganization shall close on March 14, 2016 or such other date as the parties may agree (the "CLOSING DATE"). All acts taking place at the closing of the Reorganization ("CLOSING") shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the "CLOSING TIME") . The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may agree.

     3.2. With respect to the Reorganization:

          (a) The Target Fund's portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund's custodian (the "ACQUIRING CUSTODIAN") for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Entity shall direct the Target Fund's custodian (the "TARGET CUSTODIAN") to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act), in which the Assets are deposited, the Target Fund's portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target
Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers' confirmation slips.

          (b) The Target Entity shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date.

          (c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and
(ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

          (d) The Target Entity shall direct the transfer agent for the Target Fund (the "TARGET TRANSFER AGENT") to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Entity, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Entity that such Acquiring Fund shares have been credited to the Target Fund Shareholders' accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

          (e) In the event that on the Valuation Date or the Closing Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an "EXCHANGE") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Entity or the Target Entity or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Target Entity, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

         (a) The Target Fund is duly organized as a series of the Target Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its organizational documents, to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

         (b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended ("1933 ACT"), are in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority ("FINRA") is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 ACT"), the 1940 Act and state securities laws;

         (d) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at any time during the Target Fund's six (6) most recently completed fiscal years conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund's prospectus and statement of additional information;

         (f) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund's derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

         (g) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Entity's organizational documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Entity is a party or by which it is bound;

         (h) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Entity's or the Target Fund's knowledge, threatened against the Target Entity or the Target Fund that, if adversely determined, would materially and adversely affect the Target Entity's or the Target Fund's financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The financial statements of the Target Fund for the Target Fund's most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund's prospectus or statement of additional information included in the Target Fund's registration statement on Form N-1A (the "PROSPECTUS" and "STATEMENT OF ADDITIONAL INFORMATION"). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund's most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since the last day of the Target Fund's most recently completed fiscal year, there has not been any material adverse change in the Target Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund's ordinary course liabilities shall not constitute a material adverse change;

         (k) On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund's knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, "Tax" or "Taxes" means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. "Return" means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

         (l) The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

         (m) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Target Entity, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (o) Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein;

         (p) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

         (q) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (r) The Target Fund has no unamortized or unpaid organizational fees or expenses;

          (s) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquired Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date; and

         (t) The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

     4.2. The Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Target Entity and the Target Fund as follows:

        (a) The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its organizational documents to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

        (b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

        (c) Prior to the Closing, the registration of the shares of the Acquiring Fund to be issued in the Reorganization under the 1933 Act will be in full force and effect;

        (d) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

        (e) The prospectuses and statements of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (f) On the Closing Date, the Acquiring Fund will have no assets other than nominal seed capital contributed by the initial shareholder of the Acquiring Fund in accordance with Section 14(a) of the 1940 Act;

        (g) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Entity's organizational documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

        (h) Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Entity's knowledge, threatened against the Acquiring Entity or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Entity's or the Acquiring Fund's financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (i) The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity, without assets (other than nominal seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund;

        (j) By the Closing, the Acquiring Entity's board of trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and executing investment advisory contracts in the manner required by the 1940 Act and approving and executing such other contracts as are necessary for the operation of the Acquiring Fund;

        (k) On the Closing Date, all Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions), if any, shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund's knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements;

        (l) The Acquiring Fund intends to elect and qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a "fund" as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing;

        (m) All issued and outstanding Acquiring Fund shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;

        (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of the trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (o) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund's Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity and the Acquiring Fund;

          (p) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (q) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed; and

          (r) The information provided by the Acquiring Fund for use in the N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

5.   COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

     5.1. With Respect to the Reorganization:

        (a) The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund.

        (b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the "N-14 REGISTRATION STATEMENT").

        (c) The Target Entity will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

        (d) The Target Fund covenants that the Acquiring Fund shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

        (e) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund's shares.

        (f) The Target Entity, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Entity may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with Acquiring Fund's cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the "TARGET FUND SHAREHOLDER DOCUMENTATION"), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) the tax books and records of the Target Fund (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. [section] 1.6045A -1 and [section] 1.6045B -1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the "FIN 48 WORKPAPERS"). The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

        (g) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

        (h) Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

        (i) After the Closing Date, the Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

        (j) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of
Section 368(a)(1)(F) of the Code.

        (k) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

        (l) The Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance:
(a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

        (m) The Target Entity, on behalf of the Target Fund, agrees that the acquisition of all Assets and Liabilities of the Target Fund by the Acquiring Entity, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Entity hereby assigns to the Acquiring Entity all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

         (n) The Target Entity and the Acquiring Entity will coordinate with their respective administrators to provide a valuation check to determine whether the use of the Acquiring Fund's Valuation Procedures will result in material differences in the prices of the portfolio securities of the Target Fund as compared to the prices of the same portfolio securities determined using the Target Fund's valuation procedures, such valuation check to be conducted no later than one month prior to the Closing Date and again within one week of the Closing Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Target Entity and the Acquiring Entity will work together, in good faith, to eliminate or minimize such differences prior to the Closing.

         (o) The Acquiring Entity covenants that it will not make any material changes to the Acquiring Fund's Valuation Procedures prior to the Closing Date without providing the Target Entity with written notice of such changes at least ten days prior to the effective date of such changes.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

     6.1. The obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund's election, to the performance by the Acquiring Entity and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

        (a) All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

        (b) The Acquiring Entity shall have delivered to the Target Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

        (c) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Date;

        (d) The Acquiring Entity has not made any material changes to the Acquiring Fund's Valuation Procedures between the date of this Agreement and the Closing Date, except as provided in Section 5.1(o) herein;

        (e) The Target Entity shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquiring Entity, dated the Closing Date and in a form satisfactory to the Target Entity, to the following effect:

               (i) The Acquiring Entity is duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Entity;

               (ii) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Entity and, assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Entity enforceable against the Acquiring Entity in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

               (iii) The shares of the Acquiring Fund to be issued for transfer to the Target Fund's shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

               (iv) The execution and delivery of this Agreement did not, and the performance by the Acquiring Entity of its obligations hereunder will not, violate the Acquiring Entity's organizational documents;

               (v) The Acquiring Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel's knowledge, its registration with the Commission is in full force and effect;

               (vi) Except as disclosed in writing to the Target Entity, such counsel knows of no material legal proceedings pending against the Acquiring Fund or the Acquiring Entity; and

               (vii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Entity of the transactions contemplated by this Agreement except such as have been obtained; and

         (f) In connection with the opinion contemplated by Section 6.1(e) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Entity.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     7.1. With respect to the Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Target Entity and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:


        (a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

        (b) The Target Entity shall have delivered to the Acquiring Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

        (c) The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund's Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

        (d) The Target Custodian shall have delivered the certificate contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

        (e) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Date;

        (f) The Acquiring Entity shall have received a favorable opinion of Stradley Ronon Stevens & Young LLP, counsel to the Target Entity, dated the Closing Date and in a form satisfactory to the Acquiring Entity, to the following effect:

               (i) The Target Entity is duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Entity;

               (ii) This Agreement has been duly authorized, executed and delivered on behalf of the Target Entity and, assuming the N-14 Registration Statement complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Entity enforceable against the Target Entity in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

               (iii) The execution and delivery of this Agreement did not, and the performance by the Target Entity of its obligations hereunder, including the transfer of the Assets, will not, violate the Target Entity's organizational documents;

               (iv) The Target Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel's knowledge, its registration with the Commission is in full force and effect;

               (v) Except as disclosed in writing to the Acquiring Entity, such counsel knows of no material legal proceedings pending against the Target Entity; and

               (vi) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Entity of the transactions contemplated by this Agreement except such as have been obtained; and

         (g) In connection with the opinion contemplated by Section 7.1(f) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Entity.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

          With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity's organizational documents, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity's or the Acquiring Entity's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

     8.5. The Target Entity and the Acquiring Entity shall have received on or before the Closing Date an opinion of Morgan Lewis & Bockius LLP in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.5. In rendering such opinion, Morgan Lewis & Bockius LLP may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

9.   FEES AND EXPENSES

     9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. Except as may be otherwise agreed to between Mondrian and Delaware, Mondrian or an affiliate of Mondrian will bear the expenses relating to the Reorganization, including, but not limited to: (1) the legal costs to Delaware, the Target Fund and the Acquiring Fund of preparing and negotiating this Agreement; (2) the legal, printing and mailing costs associated with providing the supplement to the prospectus of the Target Fund notifying shareholders of board approval of this Agreement; (3) the legal costs associated with the N-14 Registration Statement preparation, filing and negotiations with the Commission; (4) the fees charged by the Target Fund's independent registered public accountants for services related to the Reorganization; (5) the fees charged by the Acquiring Fund's transfer agent for services relating to the Reorganization, including deconversion, printing, mailing and imaging; (6) solicitation by proxy of approval of the Reorganization by the Target Fund Shareholders, including printing, mailing, and solicitation and tabulation of shareholder votes; (7) legal costs associated with an opinion of counsel issued to both the Target Fund and the Acquiring Fund regarding the qualification of the Reorganization as a tax-free reorganization; and (8) all necessary taxes in connection with the Reorganization, including all applicable Federal, state and foreign stock transfer stamps. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear the expenses relating to the Reorganization. The parties hereto agree to effectuate the Reorganization in a manner designed to minimize actual costs incurred. The terms in this Section 9.2 shall not supersede any separate agreement by Mondrian and Delaware with respect to the fees and expenses relating to the Reorganization.

10. COOPERATION AND EXCHANGE OF INFORMATION

          Prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

          If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity have concluded that, based on their evaluation of the effectiveness of the Target Entity's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Entity to the Acquiring Entity with respect to the Target Fund's operations prior to the Closing that is required to be disclosed by the Acquiring Entity on Forms N-CSR and N-Q or any forms adopted by the Commission in replacement of Forms N-CSR or N-Q.

11.  INDEMNIFICATION

     11.1. Mondrian agrees to indemnify and hold harmless the Target Entity and each of the Target Entity's officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Entity or any of its directors/trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

     11.2. Delaware agrees to indemnify and hold harmless the Acquiring Entity and each of its officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

12.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

     12.1. Except as described in Section 9.2, and in a separate confidentiality agreement between the Acquiring Entity and the Target Entity (the "CONFIDENTIALITY AGREEMENT"), each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     12.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.  TERMINATION

           This Agreement may be terminated and the transactions contemplated hereby may be abandoned by (i) mutual agreement of the Acquiring Entity and the Target Entity; or (ii) by either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before ________________, 2016 unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; (iii) by either the Acquiring Entity or the Target Entity if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith;
(iv) by the Acquiring Entity if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Entity; or (v) by the Target Entity if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Entity. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties' respective obligations under Section 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14. AMENDMENTS

          This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

15. HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

     15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. This agreement may be executed in any number of counterparts, each of which shall be considered an original.

     15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (a) the Target Fund or the Acquiring Fund, as applicable, as provided in their respective organizational documents and (b) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

     15.6. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

     15.7. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

     15.8. A facsimile or electronic (E.G., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

16. CONFIDENTIALITY

          Each party will hold, and will cause its board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the disclosing party, all confidential information obtained from the disclosing party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement;
(ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein or in the Confidentiality Agreement.

          In the event of a termination of this Agreement, each party agrees that it, along with its board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the disclosing party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

17. NOTICES

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

          FOR TARGET ENTITY:

          Delaware Pooled Trust
          2005 Market Street, 9(th) Floor
          Philadelphia, PA 19103
          Attention: Legal Department

          WITH A COPY TO:

          Jana L. Cresswell
          Stradley Ronon Stevens & Young, LLP
          2005 Market Street, Suite 2600
          Philadelphia, PA 19103
                                      B-21

          FOR ACQUIRING ENTITY:

          Gallery Trust
          One Freedom Valley Drive
          Oaks, Pennsylvania 19456
          Attention: Legal Department

          FOR DELAWARE:

          Delaware Management Company
          2005 Market Street, 9th Floor
          Philadelphia, PA 19103
          Attention: Legal Department

          FOR MONDRIAN:

          Mondrian Investment Partners Limited
          10 Gresham Street, 5th Floor
          London, England EC2V 7JD
          Attention: Jason Menegakis

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

DELAWARE POOLED TRUST,
on behalf of The International Equity Portfolio

By: ______________________
Name:
Title:

GALLERY TRUST, on behalf of the Mondrian International Equity Fund

By: ______________________
Name:
Title:

DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, solely for the purposes of Sections 1.1(f), 9.2 and 11.2 of this Agreement

By: ______________________
Name:
Title:

MONDRIAN INVESTMENT PARTNERS LIMITED solely for the purposes of Sections 1.1(g), 9.2 and 11.1 of this Agreement

By: ______________________
Name:
Title:

             SIGNATURE PAGE TO AGREEMENT AND PLAN OF REORGANIZATION

                                  SCHEDULE 8.5
                                  TAX OPINIONS

          (i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

          (ii) No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to
Section 361(a) and Section 357(a) of the Code.

          (iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

          (iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

          (v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

          (vi) The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

          (vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

          (viii) The aggregate tax basis of the Acquiring Fund shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

          (ix) The holding period of the Acquiring Fund shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

          (x) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code.

                                                                       EXHIBIT C

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Target Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Target Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Target Fund's financial statements, is included in the Target Fund Annual Report, which is available upon request by calling 800-231-8002.

                                                                             YEAR ENDED
                                                  -----------------------------------------------------------------------
                                                  10/31/15       10/31/14       10/31/13       10/31/12       10/31/11

-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $15.120         $15.340       $12.840       $13.120         $13.680

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income(1)                          0.375           0.629         0.337         0.441           0.471
  Net Realized and Unrealized Gain (Loss)          (0.577)         (0.429)        2.700        (0.183)         (0.596)
                                                ------------      --------      --------      ----------      --------
       Total From Investment Operations            (0.202)          0.200         3.037         0.258          (0.125)
                                                ------------      --------      --------      ----------      --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net Investment Income                            (0.678)         (0.420)       (0.537)       (0.538)         (0.435)
                                                ------------      --------      --------      ----------      --------
Total Dividends and Distributions                  (0.678)         (0.420)       (0.537)       (0.538)         (0.435)
                                                ------------      --------      --------      ----------      --------
NET ASSET VALUE, END OF PERIOD                    $14.420         $15.120        $15.340       $12.840         $13.120
                                                ============      ========      ========      ==========      ========
TOTAL RETURN(2)                                   (1.39)%           1.46%         24.59%         2.26%          (0.88)%

RATIOS AND SUPPLEMENTAL DATA:
   Net Assets, End of Period (000 omitted)        $358,381        $446,527      $491,683      $467,827        $589,109
   Ratio of Expenses to Average Net Assets         0.88%          0.86%          0.88%         0.85%           0.77%
   Ratio of Net Investment Income to
      Average Net Assets                           2.54%          4.04%          2.48%         3.56%           3.48%
   Portfolio Turnover Rate                         28%(3)           21%           20%           16%(3)          22%

(1) THE AVERAGE SHARES OUTSTANDING METHOD HAS BEEN APPLIED FOR PER SHARE INFORMATION.

(2) TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE.

(3) EXCLUDES THE VALUE OF TARGET FUND SECURITIES RECEIVED OR DELIVERED AS A RESULT OF IN-KIND PURCHASES OR REDEMPTIONS OF THE TARGET FUND'S CAPITAL SHARES.

                      STATEMENT OF ADDITIONAL INFORMATION
                                     TO THE
                 REGISTRATION STATEMENT ON FORM N-14 FILED BY:

                                 Gallery Trust
                            on behalf of its series
                       Mondrian International Equity Fund

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 (800) 932-7781

        RELATING TO THE MARCH 11, 2016 SPECIAL MEETING OF SHAREHOLDERS OF
                       THE INTERNATIONAL EQUITY PORTFOLIO
                       a series of Delaware Pooled  Trust

                                FEBRUARY 1, 2016

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated February 1, 2016, relating specifically to the Special Meeting of Shareholders of The International Equity Portfolio to be held on March 11, 2016 (the "Proxy Statement/Prospectus"). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Mondrian International Equity Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 888-832-4386.

                               TABLE OF CONTENTS

                                                                            PAGE
General Information                                                           1
Incorporation by Reference                                                    1
Pro Forma Financial Information                                               1

GENERAL INFORMATION

              TARGET FUND                              ACQUIRING FUND
The International Equity Portfolio,          Mondrian International Equity Fund,
a series of Delaware Pooled  Trust           a series of Gallery Trust

This Statement of Additional Information relates to (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the "Reorganization"). Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION

Because the Acquiring Fund was newly created for purposes of this reorganization, the Acquiring Fund has not published an annual or semiannual report to shareholders. This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

     1. Statement of Additional Information dated February 27, 2015 for the Target Fund (the "Target Fund SAI").

     2.   Supplement dated April 8, 2015 to the Target Fund SAI.

     3.   Supplement dated April 22, 2015 to the Target Fund SAI.

     4. Statement of Additional Information dated January 27, 2016 for the Acquiring Fund.

     5. The Target Fund's audited financial statements and related report of the independent public accounting firm included in the Target Fund Annual Report to Shareholders for the fiscal year ended October 31, 2015 (the "Target Fund Annual Report"). No other parts of the Target Fund Annual Report are incorporated herein by reference.

PRO FORMA FINANCIAL INFORMATION

Under the Agreement and Plan of Reorganization, the Target Fund is proposed to be reorganized into the Acquiring Fund. Pro forma financial information has not been prepared for the Reorganization because the Acquiring Fund is a newly organized shell series with no assets (other than seed capital) or liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Target Fund. The Target Fund will be the accounting survivor of the Reorganization.

                           PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION:

A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee all as contemplated by Section 3803(b) of the Delaware Statutory Trust Act (the "Delaware Act"). A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, including for errors of judgment or mistakes of fact or law, provided that nothing contained in the Agreement and Declaration of Trust or in the Delaware Act shall protect any Trustee against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. No Trustee who has been determined to be an "audit committee financial expert" (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Trustees shall be subject to any greater liability or duty of care in discharging such Trustee's duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated.

The Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust's request as a trustee, director, officer, employee or agent of another person (including, but not limited to, a wholly-owned subsidiary) in which the Trust or a series thereof has any interest as a shareholder, creditor or otherwise to the fullest extent permitted by law and in the manner provided in the By-Laws.

The officers, employees, Advisory Board (as such term is defined in the 1940
Act) members and agents of the Trust shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(c) of the Delaware Act. No officer, employee, Advisory Board member or agent of the Trust shall be liable to the Trust, its shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, gross negligence or reckless disregard of his duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS:

(1)(a) Certificate of Trust of the Registrant, dated August 25, 2015, is incorporated herein by reference to Exhibit (a)(1) to the Registrant's Registration Statement on Form N-1A (File No. 333-206713), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR on September 1, 2015, Accession No. 0001135428-15-000702.

(1)(b) Registrant's Amended and Restated Agreement and Declaration of Trust, dated September 17, 2015 (the "Agreement and Declaration of Trust"), is incorporated herein by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on November 25, 2015, Accession No. 0001135428-15-000859.

(2) Registrant's By-Laws, dated September 17, 2015 (the "By-laws"), is incorporated herein by reference to Exhibit (b) to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on November 25, 2015, Accession No. 0001135428-15-000859.

(3)       Not Applicable.

(4) Form of Agreement and Plan of Reorganization is attached as Exhibit B to the Proxy Statement/Prospectus contained in this Registration Statement.

(5) See Article III and Article V of the Agreement and Declaration of Trust, which has been incorporated by reference in Exhibit (1)(b) to this Registration Statement.

(6)(a) Investment Advisory Agreement, dated January 22, 2016, between the Registrant and Mondrian Investment Partners Limited is incorporated herein by reference to Exhibit (d)(1) to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on January 27, 2016, Accession No. 0001135428-16-000984.

(6)(b) Expense Limitation Agreement, dated January 22, 2016, between the Registrant and Mondrian Investment Partners Limited is incorporated herein by reference to Exhibit (d)(2) to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on January 27, 2016, Accession No. 0001135428-16-000984.

(7) Distribution Agreement, dated January 8, 2016, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e) to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on January 27, 2016, Accession No. 0001135428-16-000984.

(8)       Not Applicable.

(9) Custodian Agreement, dated November 18, 2015, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g) to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on January 27, 2016, Accession No. 0001135428-16-000984.

(10)      Not  Applicable.

(11) Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the legality of the securities being registered is incorporated herein by reference to Exhibit (11) to the Registrant's Registration Statement on Form N-14 (File No. 333-208691), filed with the SEC via EDGAR on December 22, 2015, Accession No. 0001135428-15-000927.

(12) Form of Opinion of Morgan, Lewis & Bockius LLP regarding tax matters is incorporated herein by reference to Exhibit (12) to the Registrant's Registration Statement on Form N-14 (File No. 333-208691), filed with the SEC via EDGAR on December 22, 2015, Accession No. 0001135428-15-000927.

(13)(a) Administration Agreement, dated January 8, 2016, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on January 27, 2016, Accession No. 0001135428-16-000984.

(13)(b) Transfer Agency Agreement, dated January 8, 2016, between the Registrant and Atlantic Fund Services, LLC is incorporated herein by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File No. 333-206713), filed with the SEC via EDGAR on January 27, 2016, Accession No. 0001135428-16-000984.

(14)(a) Consent of Independent Registered Public Accounting Firm is filed herewith.

(14)(b) Consent of Morgan, Lewis & Bockius LLP is incorporated herein by reference to Exhibit (14)(b) to the Registrant's Registration Statement on Form N-14 (File No. 333-208691), filed with the SEC via EDGAR on December 22, 2015, Accession No. 0001135428-15-000927.

(15)      Not Applicable.

(16) Powers of Attorney, each dated December 10, 2015, for William M. Doran, Jon C. Hunt, Thomas Lemke, Randall S. Yanker, Michael Beattie and Stephen Connors are incorporated herein by reference to Exhibit
          (16) to the Registrant's Registration Statement on Form N-14 (File No. 333-208691), filed with the SEC via EDGAR on December 22, 2015, Accession No. 0001135428-15-000927.

(17)(a)   Form of Proxy Card is filed herewith.

(17)(b) Prospectus and Statement of Additional Information dated February 27, 2015 for Delaware Pooled Trust (the "Target Trust"), with respect to the International Equity Portfolio (the "Target Fund") is incorporated herein by reference to Post-Effective Amendment No. 83 to the Target Trust's Registration Statement on Form N-1A filed with the SEC via EDGAR on February 27, 2015, Accession No. 0001206774-15-000674.

(17)(c) Supplement dated December 11, 2015 to the Prospectus dated February 27, 2015 for the Target Trust, with respect to the Target Fund, is incorporated herein by reference to the definitive materials filed with the SEC via EDGAR on December 11, 2015 pursuant to Rule 497 under the 1933 Act, Accession No. 0001137439-15-000260.

(17)(d) Supplement dated April 8, 2015 to the Statement of Additional Information dated February 27, 2015 for the Target Trust, with respect to the Target Fund (the "Target Fund SAI"), is incorporated herein by reference to the definitive materials filed with the SEC via EDGAR on April 8, 2015 pursuant to Rule 497 under the 1933 Act, Accession No. 0001609006-15-000056.

(17)(e) Supplement dated April 22, 2015 to the Target Fund SAI is incorporated herein by reference to the definitive materials filed with the SEC via EDGAR on April 22, 2015 pursuant to Rule 497 under the 1933 Act, Accession No. 0001582816-15-000116.

(17)(f) Prospectus and Statement of Additional Information dated January 27, 2016 for the Registrant, with respect to the Mondrian International Equity Fund (the "Acquiring Fund"), is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on January 27, 2016, Accession No. 0001135428-16-000984.

(17)(g) The audited financial statements and related report of the independent public accounting firm included in the Target Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2015, with respect to the Target Fund, is incorporated herein by reference to the Annual Certified Shareholder Report on Form N-CSR filed with the SEC via EDGAR on December 21, 2015, Accession No. 0001206774-15-003883.

ITEM 17. UNDERTAKINGS:

(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 1st day of February, 2016.

                                                GALLERY TRUST

                                                By:           *
                                                    --------------------------
                                                    Michael Beattie, President

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     *                               Trustee                    February 1, 2016
------------------------------
William M. Doran
     *                               Trustee                    February 1, 2016
------------------------------
Jon C. Hunt
     *                               Trustee                    February 1, 2016
------------------------------
Thomas P. Lemke
     *                               Trustee                    February 1, 2016
------------------------------
Randall S. Yanker
     *                               President                  February 1, 2016
------------------------------
Michael Beattie
     *                               Treasurer, Controller      February 1, 2016
------------------------------       & Chief Financial
Stephen Connors                      Officer

*By:   /s/ Dianne M. Descoteaux
       --------------------------
       Dianne M. Descoteaux
       Attorney-in-Fact

                                 EXHIBIT INDEX

(14)(a)   Consent of Independent Registered Public Accounting Firm.

(17)(a)   Form of Proxy Card